Note C - Inventories	12 Months Ended
Dec. 31, 2011
Inventory Disclosure [Text Block]
Note C – Inventories

Inventories are stated at the lower of cost or market.  Replacement cost approximates current cost and the excess over LIFO cost is approximately $50.7 million and $47.1 million at December 31, 2011 and 2010, respectively.  During 2010, some inventory quantities were reduced resulting in liquidation of certain LIFO quantities carried at lower costs from earlier years versus 2010 costs and the related effect increased net income by $829,000 or $0.04 per share.  Allowances for excess and obsolete inventory totaled $3.0 million and $2.7 million at December 31, 2011 and 2010, respectively.